UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 13, 2006

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 13, 2006, Sport Chalet, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and the fiscal year ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On June 13, 2006, the Company held a conference call to discuss the financial results for the quarter and the fiscal year ended March 31, 2006. A recording of the conference call has been posted on the Company’s website at www.sportchalet.com. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 2.02 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated June 13, 2006, entitled: "Sport Chalet Reports Fourth Quarter and Year End Results."
99.2	Transcript of conference call held on June 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2006	SPORT CHALET, INC.

	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release dated June 13, 2006, entitled: "Sport Chalet Reports Fourth Quarter and Year End Results."
99.2	Transcript of conference call held on June 13, 2006.